EXHIBIT 99.1
FEBRUARY 3, 2021
NEWS FOR IMMEDIATE RELEASE
CONTACT: ERIC J. DOSCH, CFO
985.375.0308

First Guaranty Bancshares, Inc. Announces Fourth Quarter 2020 Results

Hammond, Louisiana, February 3, 2021 – First Guaranty Bancshares, Inc. ("First Guaranty") (NASDAQ: FGBI), the holding company for First Guaranty Bank, announced its unaudited financial results for the quarter and year ending December 31, 2020.

After being named the Best Small Bank in the United States by Newsweek/Lending Tree, First Guaranty closed out the year with very strong financial results. Earnings per share for 2020 increased to $2.09 compared to $1.47 for 2019 as net income increased to $20,318,000 as opposed to $14,241,000 for 2019, an increase of 43%. The most impressive aspect of those earnings numbers is that the $20,318,000 in net income was recorded after an ALLL provision of $14,877,000. This provision was due to the increased risk and uncertainty in the loan portfolio related to the ongoing Covid pandemic, including the industries and portfolio segments considered high risk due to the pandemic and not because of any specific, identified loan. During the course of the year, budgeted provisions of $5,877,000 were made, and, because of the continued uncertainties of Covid and the Covid effects on the economy, an additional $9,000,000 provision was added. Since the beginning of the Covid crisis, it has been the opinion of Management that deterioration in the loan program would accelerate if the crisis continued through year-end 2020. Although 2020 turned out to be a banner year, this additional provision was necessary due to the continued uncertainty that could manifest in 2021.

Loan demand has been and continues to be strong. Total loans increased to $1,844,135,000 as of December 31, 2020 compared to $1,525,490,000 as of December 31, 2019. This is an increase of 21%. If the PPP loans are removed, the increase, year over year, is still 15%.
Total assets increased to $2,473,078,000 from $2,117,216,000, an increase of 17% year over year.

In a year of great adversity, First Guaranty Bancshares, Inc. has not just survived; but, has excelled. The result is a much stronger, more profitable, and safer investment. 110 consecutive quarterly dividends have been paid. Shareholder value has consistently continued to be enhanced.

Thank you for your support.

Sincerely,
Alton B. Lewis
President and CEO
First Guaranty, Bancshares, Inc.
About First Guaranty
First Guaranty, a Louisiana-based company, has approximately $2.5 billion in assets as of December 31, 2020 and provides personalized commercial banking services through 33 banking facilities located across Louisiana and Texas. For more information, visit www.fgb.net.
Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks and uncertainties, as described in our SEC filings, including, but not limited to, those related to the real estate and economic environment, particularly in the market areas in which First Guaranty operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
First Guaranty wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. First Guaranty wishes to advise readers that the factors listed above could affect First Guaranty's financial performance and could cause First Guaranty's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. First Guaranty does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	December 31, 2020	December 31, 2019
Assets
Cash and cash equivalents:
Cash and due from banks	$298,903	$66,511
Federal funds sold	702	914
Cash and cash equivalents	299,605	67,425

Investment securities:
Available for sale, at fair value	238,548	339,937
Held to maturity, at cost (estimated fair value of $0 and $86,817, respectively)	—	86,579
Investment securities	238,548	426,516

Federal Home Loan Bank stock, at cost	3,351	3,308
Loans held for sale	—	—

Loans, net of unearned income	1,844,135	1,525,490
Less: allowance for loan losses	24,518	10,929
Net loans	1,819,617	1,514,561

Premises and equipment, net	59,892	56,464
Goodwill	12,900	12,942
Intangible assets, net	6,587	7,166
Other real estate, net	2,240	4,879
Accrued interest receivable	11,933	8,412
Other assets	18,405	15,543
Total Assets	$2,473,078	$2,117,216

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$411,416	$325,888
Interest-bearing demand	860,394	635,942
Savings	168,879	135,156
Time	725,629	756,027
Total deposits	2,166,318	1,853,013

Short-term advances from Federal Home Loan Bank	50,000	13,079
Repurchase agreements	6,121	6,840
Accrued interest payable	5,292	6,047
Long-term advances from Federal Home Loan Bank	3,366	3,533
Senior long-term debt	42,366	48,558
Junior subordinated debentures	14,777	14,737
Other liabilities	6,247	5,374
Total Liabilities	2,294,487	1,951,181

Shareholders' Equity
Common stock:
$1 par value - authorized 100,600,000 shares; issued 9,741,253 shares	9,741	9,741
Surplus	110,836	110,836
Retained earnings	57,367	43,283
Accumulated other comprehensive income (loss)	647	2,175
Total Shareholders' Equity	178,591	166,035
Total Liabilities and Shareholders' Equity	$2,473,078	$2,117,216
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended December 31,		Years Ended December 31,
(in thousands, except share data)	2020	2019	2020	2019
Interest Income:
Loans (including fees)	$23,388	$21,221	$90,808	$78,886
Deposits with other banks	56	495	404	2,956
Securities (including FHLB stock)	1,309	2,419	9,471	9,800
Federal funds sold	1	—	1	1
Total Interest Income	24,754	24,135	100,684	91,643

Interest Expense:
Demand deposits	1,444	2,301	6,089	10,447
Savings deposits	58	120	268	527
Time deposits	3,771	4,420	16,908	17,141
Borrowings	616	625	2,752	1,851
Total Interest Expense	5,889	7,466	26,017	29,966

Net Interest Income	18,865	16,669	74,667	61,677
Less: Provision for loan losses	10,251	712	14,877	4,860
Net Interest Income after Provision for Loan Losses	8,614	15,957	59,790	56,817

Noninterest Income:
Service charges, commissions and fees	719	880	2,571	2,808
ATM and debit card fees	789	568	3,022	2,254
Net gains (losses) on securities	12,160	230	14,791	(157)
Net gains on sale of loans	80	5	1,054	1,376
Other	730	490	2,342	2,018
Total Noninterest Income	14,478	2,173	23,780	8,299

Noninterest Expense:
Salaries and employee benefits	7,411	6,899	29,600	25,019
Occupancy and equipment expense	2,093	1,658	7,709	6,096
Other	5,918	4,522	20,724	16,104
Total Noninterest Expense	15,422	13,079	58,033	47,219

Income Before Income Taxes	7,670	5,051	25,537	17,897
Less: Provision for income taxes	1,543	1,002	5,219	3,656
Net Income	$6,127	$4,049	$20,318	$14,241

Per Common Share:
Earnings	$0.63	$0.42	$2.09	$1.47
Cash dividends paid	$0.16	$0.16	$0.64	$0.60

Weighted Average Common Shares Outstanding	9,741,253	9,718,895	9,741,253	9,695,131
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended December 31, 2020			Three Months Ended December 31, 2019
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$231,305	$56	0.10%	$126,864	$495	1.55%
Securities (including FHLB stock)	263,164	1,309	1.98%	349,862	2,419	2.74%
Federal funds sold	673	1	0.59%	961	—	—%
Loans held for sale	154	1	2.87%	50	—	—%
Loans, net of unearned income	1,808,892	23,387	5.14%	1,400,584	21,221	6.01%
Total interest-earning assets	2,304,188	$24,754	4.27%	1,878,321	$24,135	5.10%

Noninterest-earning assets:
Cash and due from banks	13,124			21,250
Premises and equipment, net	59,067			51,835
Other assets	88,284			20,322
Total Assets	$2,464,663			$1,971,728

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$810,807	$1,444	0.71%	$607,538	$2,301	1.50%
Savings deposits	174,942	58	0.13%	128,950	120	0.37%
Time deposits	733,570	3,771	2.05%	699,999	4,420	2.51%
Borrowings	118,581	616	2.07%	61,136	625	4.06%
Total interest-bearing liabilities	1,837,900	$5,889	1.27%	1,497,623	$7,466	1.98%

Noninterest-bearing liabilities:
Demand deposits	428,781			297,562
Other	13,279			12,407
Total Liabilities	2,279,960			1,807,592

Shareholders' equity	184,703			164,136
Total Liabilities and Shareholders' Equity	$2,464,663			$1,971,728
Net interest income		$18,865			$16,669

Net interest rate spread (1)			3.00%			3.12%
Net interest-earning assets (2)	$466,288			$380,698
Net interest margin (3), (4)			3.26%			3.52%

Average interest-earning assets to interest-bearing liabilities			125.37%			125.42%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 3.26% and 3.53% for the above periods ended December 31, 2020 and 2019 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended December 31, 2020 and 2019 respectively.
(5)Annualized.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Year Ended December 31, 2020			Year Ended December 31, 2019
(in thousands except for %)	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Assets
Interest-earning assets:
Interest-earning deposits with banks	$182,339	$404	0.22%	$144,298	$2,956	2.05%
Securities (including FHLB stock)	380,991	9,471	2.49%	349,247	9,800	2.81%
Federal funds sold	678	1	0.08%	592	1	0.25%
Loans held for sale	377	21	5.56%	324	24	7.41%
Loans, net of unearned income	1,662,875	90,787	5.46%	1,315,524	78,862	5.99%
Total interest-earning assets	2,227,260	$100,684	4.52%	1,809,985	$91,643	5.06%

Noninterest-earning assets:
Cash and due from banks	12,955			11,951
Premises and equipment, net	58,411			45,037
Other assets	49,859			15,256
Total Assets	$2,348,485			$1,882,229

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$722,433	$6,089	0.84%	$592,113	$10,447	1.76%
Savings deposits	163,332	268	0.16%	115,682	527	0.46%
Time deposits	767,075	16,908	2.20%	703,685	17,141	2.44%
Borrowings	110,292	2,752	2.50%	40,766	1,851	4.54%
Total interest-bearing liabilities	1,763,132	$26,017	1.48%	1,452,246	$29,966	2.06%

Noninterest-bearing liabilities:
Demand deposits	393,734			262,379
Other	12,714			9,204
Total Liabilities	2,169,580			1,723,829

Shareholders' equity	178,905			158,400
Total Liabilities and Shareholders' Equity	$2,348,485			$1,882,229
Net interest income		$74,667			$61,677

Net interest rate spread (1)			3.04%			3.00%
Net interest-earning assets (2)	$464,128			$357,739
Net interest margin (3), (4)			3.35%			3.41%

Average interest-earning assets to interest-bearing liabilities			126.32%			124.63%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 3.36% and 3.42% for the above periods ended December 31, 2020 and 2019 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended December 31, 2020 and 2019 respectively.

The following table summarizes the components of First Guaranty's loan portfolio as of December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020:

	December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$150,841	8.2%	$153,969	8.6%	$128,051	7.8%	$125,201	8.1%
Farmland	26,880	1.4%	27,732	1.5%	25,691	1.6%	21,840	1.4%
1- 4 Family	271,236	14.7%	273,687	15.3%	283,162	17.2%	286,157	18.5%
Multifamily	45,932	2.5%	41,295	2.3%	25,997	1.6%	27,948	1.8%
Non-farm non-residential	824,137	44.6%	761,674	42.4%	671,969	40.8%	654,081	42.3%
Total Real Estate	1,319,026	71.4%	1,258,357	70.1%	1,134,870	69.0%	1,115,227	72.1%
Non-Real Estate:
Agricultural	28,335	1.5%	35,625	2.0%	33,884	2.0%	25,320	1.6%
Commercial and industrial	353,028	19.1%	378,926	21.1%	366,413	22.3%	298,185	19.3%
Consumer and other	148,783	8.0%	121,226	6.8%	111,293	6.7%	108,922	7.0%
Total Non-Real Estate	530,146	28.6%	535,777	29.9%	511,590	31.0%	432,427	27.9%
Total loans before unearned income	1,849,172	100.0%	1,794,134	100.0%	1,646,460	100.0%	1,547,654	100.0%
Unearned income	(5,037)		(5,418)		(5,737)		(3,522)
Total loans net of unearned income	$1,844,135		$1,788,716		$1,640,723		$1,544,132

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated.

(in thousands)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Nonaccrual loans:
Real Estate:
Construction and land development	$621	$663	$968	$901
Farmland	857	857	886	855
1- 4 family	2,227	5,160	5,744	4,347
Multifamily	—	—	—	—
Non-farm non-residential	7,449	13,571	8,082	4,638
Total Real Estate	11,154	20,251	15,680	10,741
Non-Real Estate:
Agricultural	3,472	3,934	4,895	4,480
Commercial and industrial	701	792	908	412
Consumer and other	249	313	271	273
Total Non-Real Estate	4,422	5,039	6,074	5,165
Total nonaccrual loans	15,576	25,290	21,754	15,906

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	1,000	520	311	414
Farmland	—	429	53	—
1- 4 family	4,980	2,677	2,088	1,203
Multifamily	366	370	—	—
Non-farm non-residential	4,699	843	5,219	5,056
Total Real Estate	11,045	4,839	7,671	6,673
Non-Real Estate:
Agricultural	67	144	332	46
Commercial and industrial	1,856	599	763	139
Consumer and other	123	146	63	58
Total Non-Real Estate	2,046	889	1,158	243
Total loans 90 days and greater delinquent & accruing	13,091	5,728	8,829	6,916

Total non-performing loans	28,667	31,018	30,583	22,822

Real Estate Owned:
Construction and land development	311	486	606	669
Farmland	—	—	—	—
1- 4 family	131	147	147	205
Multifamily	—	—	—	—
Non-farm non-residential	1,798	2,708	3,441	3,511
Total Real Estate Owned	2,240	3,341	4,194	4,385

Total non-performing assets	$30,907	$34,359	$34,777	$27,207

Non-performing assets to total loans	1.68%	1.92%	2.12%	1.76%
Non-performing assets to total assets	1.25%	1.37%	1.43%	1.21%
Non-performing loans to total loans	1.55%	1.73%	1.86%	1.48%

Non-GAAP Financial Measures

Our accounting and reporting policies conform to accounting principles generally accepted in the United States, or GAAP, and the prevailing practices in the banking industry. However, we also evaluate our performance based on certain additional metrics. Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures.
Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total shareholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names.
The following table reconciles, as of the dates set forth below, shareholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	At December 31,
(in thousands except for share data and %)	2020	2019	2018	2017	2016
Tangible Common Equity
Total shareholders' equity	$178,591	$166,035	$147,284	$143,983	$124,349
Adjustments:
Preferred	—	—	—	—	—
Goodwill	12,900	12,942	3,472	3,472	1,999
Acquisition intangibles	5,815	6,527	2,704	3,249	978
Tangible common equity	$159,876	$146,566	$141,108	$137,262	$121,372
Common shares outstanding	9,741,253	9,741,253	9,687,123	9,687,123	9,205,635
Book value per common share	$18.33	$17.04	$15.20	$14.86	$13.51
Tangible book value per common share	$16.41	$15.05	$14.57	$14.17	$13.18
Tangible Assets
Total Assets	$2,473,078	$2,117,216	$1,817,211	$1,750,430	$1,500,946
Adjustments:
Goodwill	12,900	12,942	3,472	3,472	1,999
Acquisition intangibles	5,815	6,527	2,704	3,249	978
Tangible Assets	$2,454,363	$2,097,747	$1,811,035	$1,743,709	$1,497,969
Tangible common equity to tangible assets	6.51%	6.99%	7.79%	7.87%	8.10%